May  6th,  1999



Pomeroy  Select  Integration  Solutions,  Inc.
1020  Petersburg  Road
Hebron,  Kentucky  41048

Gentlemen:

     Reference is made to that certain Asset Purchase Agreement dated May 6th, 1999, and an Assignment and Assumption Agreement of even date herewith pursuant to which the undersigned, SYSTEMS ATLANTA COMMERCIAL SYSTEMS, INC. (Seller) sold, assigned, transferred and conveyed to POMEROY SELECT INTEGRATION SOLUTIONS, INC. (Purchaser No. 2") to the extent permitted, its interest in certain contracts as set forth on Exhibit A attached to said Assignment and Assumption Agreement. Pursuant to such Assignment and Assumption Agreement, Seller agreed to take additional action to carry out the terms of the Asset Purchase Agreement to enable Purchaser No. 2 to perform the obligations of Seller under these contracts and to allow Purchaser No. 2 to enforce Sellers rights under these contracts.

     In order to fulfill this obligation, the undersigned hereby agrees that until such time as a new contract with these customers is obtained, or an assignment is approved by them, Purchaser No. 2 is hereby engaged by Seller to perform Sellers obligations under the contracts in consideration for all remaining amounts to be paid to Seller under such contracts and/or any other consideration to be provided to Seller under the contracts. Seller agrees to cooperate with Purchaser No. 2 in performing these contracts and in dealing with the customers, including such billing procedures, invoicing procedures, collection procedures and other bookkeeping issues or customer relations issues as Purchaser No. 2 may deem necessary and appropriate to fulfill its duties under the contracts. To acknowledge your agreement and acceptance to the foregoing, please execute the duplicate original enclosed herewith and return it to the undersigned.

                              Sincerely,

                              SYSTEMS  ATLANTA  COMMERCIAL  SYSTEMS,  INC.


                              By:  ___________________________________________
                                    B.  Scott  Dobson,  Vice-President

Agreed and Accepted this 6th day of May, 1999

                              POMEROY  SELECT  INTEGRATION  SOLUTIONS,  INC.


                              By:  ___________________________________________
                                   Stephen E. Pomeroy, Chief Financial Officer
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